March 15, 1999


Mr. Robert Bambery
______________________
______________________

RE: OFFER OF EMPLOYMENT

Dear Mr. Bambery

         On behalf of the Company I would like to offer you the position of Vice President of Administrative Services. In this role you will be responsible for general office management including: management of the clerical staff; coordination of all office documentation being sent and received; and coordination of executive activities. Overall, you will work at the direction of the President and Board of Directors and your job duties may change or be expanded from time to time.

         The compensation offered you for this position is $__________ annually with a $________ vehicle allowance. As a bonus for your acceptance of this position, the Company will issue you 100,000 shares of its common stock which will be subject to a voting proxy. If you wish to accept this offer, please sign the acceptance letter and proxy enclosed herewith.

Should you have any questions or concerns please do not hesitate to contact me. Thank you.

                                             Very truly yours,


                                             /s/ Martin Kelly
                                             --------------------------
                                             Martin Kelly, President





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March 15, 1999


Mr. Robert Bambery
____________________
____________________

RE: ACCEPTANCE OF EMPLOYMENT

To Martin Kelly:

         By my signature below I hereby accept the position of Vice President of Administrative Services effective April 1, 1999.

         Pursuant to my acceptance of this offer I hereby irrevocably appoint Kelly, his nominee or nominees with full power of substitution, as proxy for the undersigned, with respect to 100,000 shares of common stock of Re-Track USA, Inc., issued pursuant to my employment, for a period four (4) years from the date of the above referenced agreement and or until Re-Track USA, Inc. successfully completes an Initial Public Offering of its securities pursuant to an SB2 or S1 registration statement to filed with the Securities and Exchange Commission, irrevocable proxy to vote at any meeting of the shareholders of Re-Track USA, Inc., or to execute any and all consents with respect to, any and all matters upon which action is proposed to be taken by the shareholders of Re-Track USA, Inc., as Kelly in his sole discretion may from time to time determine.

Dated:  March __, 1999


/s/ Robert Bambery
--------------------------
Robert Bambery